Contacts:	For Media:	For Financials:
	John S. Oxford	James C. Mabry IV
	Senior Vice President	Executive Vice President
	Chief Marketing Officer	Chief Financial Officer
	(662) 680-1219	(662) 680-1281

RENASANT CORPORATION ANNOUNCES
EARNINGS FOR THE FOURTH QUARTER OF 2023

TUPELO, MISSISSIPPI (January 23, 2024) - Renasant Corporation (NYSE: RNST) (the “Company”) today announced earnings results for the fourth quarter of 2023.

(Dollars in thousands, except earnings per share)	Three Months Ended			Twelve Months Ended
	Dec 31, 2023	Sep 30, 2023	Dec 31, 2022	Dec 31, 2023	Dec 31, 2022
Net income and earnings per share:
Net income	$28,124	$41,833	$46,276	$144,678	$166,068
After-tax loss on sale of securities	(15,711)	—	—	(33,927)	—
Basic EPS	0.50	0.75	0.83	2.58	2.97
Diluted EPS	0.50	0.74	0.82	2.56	2.95
Impact to diluted EPS from losses on the sale of securities (including impairments)	0.28	—	—	0.60	—
Adjusted diluted EPS (Non-GAAP)(1)	0.76	0.74	0.89	3.15	3.00

“The quarter exhibited solid results across the company. We continue to strengthen the balance sheet and remain committed to improving operating leverage” remarked C. Mitchell Waycaster, Chief Executive Officer of the Company. “Going into 2024, Renasant is well positioned to continue organic growth and pursue our strategic objectives.”

Quarterly Highlights

Earnings
•Net income for the fourth quarter of 2023 was $28.1 million; diluted EPS was $0.50 and adjusted diluted EPS (Non-GAAP)(1) was $0.76
•Net interest income (fully tax equivalent) for the fourth quarter of 2023 was $128.6 million, down $1.5 million on a linked quarter basis
•For the fourth quarter of 2023, net interest margin was 3.33%, down 3 basis points on a linked quarter basis
•Cost of total deposits was 2.17% for the fourth quarter of 2023, up 19 basis points on a linked quarter basis

•Noninterest income decreased $17.8 million on a linked quarter basis. The Company determined to sell a portion of its available-for-sale securities portfolio in the fourth quarter of 2023, and as a result the Company recognized pre-tax non-credit related impairment charges of $19.4 million. The impaired securities were sold in the first quarter of 2024 and generated $177 million in proceeds. Noninterest income for the fourth quarter of 2023 also included a one-time payment of $2.3 million related to Renasant's participation in a recovery agreement, which it assumed as part of a previous acquisition
•The Company extinguished $3.3 million of its subordinated debt, which produced a gain of $0.6 million in the fourth quarter of 2023
•Mortgage banking income decreased $0.9 million on a linked quarter basis. The mortgage division generated $0.3 billion in interest rate lock volume in the fourth quarter of 2023, a decrease of $0.2 billion. Gain on sale margin was 1.14% for the fourth quarter of 2023, down 41 basis points on a linked quarter basis
•The Company realized a gain of $0.5 million in the fourth quarter of 2023 related to a holdback on previously sold mortgage servicing rights (“MSR”) assets
•Noninterest expense increased $3.5 million on a linked quarter basis. Higher salaries and benefits and an FDIC deposit insurance special assessment of $2.7 million contributed to the increase

Balance Sheet
•Loans increased $183.2 million on a linked quarter basis, representing 6.0% annualized net loan growth
•Securities decreased $10.0 million on a linked quarter basis due to net cash outflows of $51.0 million for the quarter. As previously mentioned, the Company recorded an impairment charge of $19.4 million on a portion of its securities classified as available-for-sale. The remaining available-for-sale portfolio experienced a positive fair value adjustment of $42.3 million
•Deposits at December 31, 2023 decreased $80.3 million on a linked quarter basis. Brokered deposits decreased $295.9 million on a linked quarter basis to $461.4 million at December 31, 2023. Noninterest bearing deposits decreased $150.5 million on a linked quarter basis and represented 25.5% of total deposits at December 31, 2023

Capital and Liquidity
•Book value per share and tangible book value per share (non-GAAP)(1) increased 2.9% and 5.3%, respectively, on a linked quarter basis
•The Company has a $100 million stock repurchase program that is in effect through October 2024; there was no buyback activity during the fourth quarter of 2023

Credit Quality
•The Company recorded a provision for credit losses of $2.5 million for the fourth quarter of 2023
•The ratio of allowance for credit losses on loans to total loans was 1.61% at December 31, 2023
•The coverage ratio, or the allowance for credit losses on loans to nonperforming loans, was 286.26% at December 31, 2023, compared to 282.24% at September 30, 2023
•Net loan charge-offs for the fourth quarter of 2023 were $1.7 million, or 0.06% of average loans on an annualized basis
•Nonperforming loans to total loans decreased to 0.56% at December 31, 2023 compared to 0.58% at September 30, 2023 and criticized loans (which include classified and special mention loans) to total loans decreased to 2.16% at December 31, 2023, compared to 2.27% at September 30, 2023

(1) This is a non-GAAP financial measure. A reconciliation of all non-GAAP financial measures disclosed in this release from GAAP to non-GAAP is included in the tables at the end of this release. The information below under the heading “Non-GAAP Financial Measures” explains why the Company believes the non-GAAP financial measures in this release provide useful information and describes the other purposes for which the Company uses non-GAAP financial measures.

Income Statement

(Dollars in thousands, except per share data)	Three Months Ended					Twelve Months Ended
	Dec 31, 2023	Sep 30, 2023	Jun 30, 2023	Mar 31, 2023	Dec 31, 2022	Dec 31, 2023	Dec 31, 2022
Interest income
Loans held for investment	$188,535	$181,129	$173,198	$161,787	$145,360	$704,649	$470,698
Loans held for sale	3,329	3,751	2,990	1,737	1,688	11,807	9,212
Securities	10,728	10,669	14,000	15,091	15,241	50,488	53,047
Other	7,839	10,128	6,978	5,430	2,777	30,375	8,853
Total interest income	210,431	205,677	197,166	184,045	165,066	797,319	541,810
Interest expense
Deposits	77,168	70,906	51,391	32,866	17,312	232,331	35,208
Borrowings	7,310	7,388	15,559	15,404	9,918	45,661	25,304
Total interest expense	84,478	78,294	66,950	48,270	27,230	277,992	60,512
Net interest income	125,953	127,383	130,216	135,775	137,836	519,327	481,298
Provision for credit losses
Provision for loan losses	2,518	5,315	3,000	7,960	10,488	18,793	23,788
Provision for (recovery of) unfunded commitments	—	(700)	(1,000)	(1,500)	183	(3,200)	83
Total provision for credit losses	2,518	4,615	2,000	6,460	10,671	15,593	23,871
Net interest income after provision for credit losses	123,435	122,768	128,216	129,315	127,165	503,734	457,427
Noninterest income	20,356	38,200	17,226	37,293	33,395	113,075	149,253
Noninterest expense	111,880	108,369	110,165	109,208	101,399	439,622	395,372
Income before income taxes	31,911	52,599	35,277	57,400	59,161	177,187	211,308
Income taxes	3,787	10,766	6,634	11,322	12,885	32,509	45,240
Net income	$28,124	$41,833	$28,643	$46,078	$46,276	$144,678	$166,068

Adjusted net income (non-GAAP)(1)	$42,887	$41,833	$46,728	$46,078	$50,324	$177,657	$168,886
Adjusted pre-provision net revenue (“PPNR”) (non-GAAP)(1)	$52,614	$57,214	$59,715	$63,860	$72,187	$233,403	$235,993

Basic earnings per share	$0.50	$0.75	$0.51	$0.82	$0.83	$2.58	$2.97
Diluted earnings per share	0.50	0.74	0.51	0.82	0.82	2.56	2.95
Adjusted diluted earnings per share (non-GAAP)(1)	0.76	0.74	0.83	0.82	0.89	3.15	3.00
Average basic shares outstanding	56,141,628	56,138,618	56,107,881	56,008,741	55,953,104	56,099,689	55,904,579
Average diluted shares outstanding	56,611,217	56,523,887	56,395,653	56,270,219	56,335,446	56,448,163	56,214,230
Cash dividends per common share	$0.22	$0.22	$0.22	$0.22	$0.22	$0.88	$0.88
(1) This is a non-GAAP financial measure. A reconciliation of all non-GAAP financial measures disclosed in this release from GAAP to non-GAAP is included in the tables at the end of this release. The information below under the heading “Non-GAAP Financial Measures” explains why the Company believes the non-GAAP financial measures in this release provide useful information and describes the other purposes for which the Company uses non-GAAP financial measures.

Performance Ratios

	Three Months Ended					Twelve Months Ended
	Dec 31, 2023	Sep 30, 2023	Jun 30, 2023	Mar 31, 2023	Dec 31, 2022	Dec 31, 2023	Dec 31, 2022
Return on average assets	0.65%	0.96%	0.66%	1.09%	1.11%	0.84%	1.00%
Adjusted return on average assets (non-GAAP)(1)	0.99	0.96	1.08	1.09	1.20	1.03	1.02
Return on average tangible assets (non-GAAP)(1)	0.71	1.05	0.73	1.19	1.20	0.92	1.09
Adjusted return on average tangible assets (non-GAAP)(1)	1.08	1.05	1.18	1.19	1.30	1.12	1.10
Return on average equity	4.93	7.44	5.18	8.55	8.58	6.50	7.60
Adjusted return on average equity (non-GAAP)(1)	7.53	7.44	8.45	8.55	9.33	7.99	7.73
Return on average tangible equity (non-GAAP)(1)	9.26	13.95	9.91	16.29	15.98	12.29	13.97
Adjusted return on average tangible equity (non-GAAP)(1)	13.94	13.95	15.94	16.29	17.35	15.02	14.20
Efficiency ratio (fully taxable equivalent)	75.11	64.38	73.29	62.11	58.29	68.33	61.88
Adjusted efficiency ratio (non-GAAP)(1)	66.18	63.60	62.98	61.30	56.25	63.48	60.77
Dividend payout ratio	44.00	29.33	43.14	26.83	26.51	34.11	29.63

Capital and Balance Sheet Ratios

	As of
	Dec 31, 2023	Sep 30, 2023	Jun 30, 2023	Mar 31, 2023	Dec 31, 2022
Shares outstanding	56,142,207	56,140,713	56,132,478	56,073,658	55,953,104
Market value per share	$33.68	$26.19	$26.13	$30.58	$37.59
Book value per share	40.92	39.78	39.35	39.01	38.18
Tangible book value per share (non-GAAP)(1)	22.92	21.76	21.30	20.92	20.02
Shareholders’ equity to assets	13.23%	13.00%	12.82%	12.52%	12.57%
Tangible common equity ratio (non-GAAP)(1)	7.87	7.55	7.37	7.13	7.01
Leverage ratio	9.62	9.48	9.22	9.18	9.36
Common equity tier 1 capital ratio	10.52	10.46	10.30	10.19	10.21
Tier 1 risk-based capital ratio	11.30	11.25	11.09	10.98	11.01
Total risk-based capital ratio	14.93	14.91	14.76	14.68	14.63

(1) This is a non-GAAP financial measure. A reconciliation of all non-GAAP financial measures disclosed in this release from GAAP to non-GAAP is included in the tables at the end of this release. The information below under the heading “Non-GAAP Financial Measures” explains why the Company believes the non-GAAP financial measures in this release provide useful information and describes the other purposes for which the Company uses non-GAAP financial measures.

Noninterest Income and Noninterest Expense

(Dollars in thousands)	Three Months Ended					Twelve Months Ended
	Dec 31, 2023	Sep 30, 2023	Jun 30, 2023	Mar 31, 2023	Dec 31, 2022	Dec 31, 2023	Dec 31, 2022
Noninterest income
Service charges on deposit accounts	$10,603	$9,743	$9,733	$9,120	$10,445	$39,199	$39,957
Fees and commissions	4,130	4,108	4,987	4,676	4,470	17,901	17,268
Insurance commissions	2,583	3,264	2,809	2,446	2,501	11,102	10,754
Wealth management revenue	5,668	5,986	5,338	5,140	5,237	22,132	22,339
Mortgage banking income	6,592	7,533	9,771	8,517	5,170	32,413	35,794
Net losses on sales of securities (including impairments)	(19,352)	—	(22,438)	—	—	(41,790)	—
Gain on extinguishment of debt	620	—	—	—	—	620	—
BOLI income	2,589	2,469	2,402	3,003	2,487	10,463	9,267
Other	6,923	5,097	4,624	4,391	3,085	21,035	13,874
Total noninterest income	$20,356	$38,200	$17,226	$37,293	$33,395	$113,075	$149,253
Noninterest expense
Salaries and employee benefits	$71,841	$69,458	$70,637	$69,832	$67,372	$281,768	$261,654
Data processing	3,971	3,907	3,684	3,633	3,521	15,195	14,900
Net occupancy and equipment	11,653	11,548	11,865	11,405	11,122	46,471	44,819
Other real estate owned	306	(120)	51	30	(59)	267	(453)
Professional fees	2,854	3,338	4,012	3,467	2,856	13,671	11,872
Advertising and public relations	3,084	3,474	3,482	4,686	3,631	14,726	14,325
Intangible amortization	1,274	1,311	1,369	1,426	1,195	5,380	5,122
Communications	2,026	2,006	2,226	1,980	2,028	8,238	7,958
Merger and conversion related expenses	—	—	—	—	1,100	—	1,787
Restructuring charges	—	—	—	—	—	—	732
Other	14,871	13,447	12,839	12,749	8,633	53,906	32,656
Total noninterest expense	$111,880	$108,369	$110,165	$109,208	$101,399	$439,622	$395,372

Mortgage Banking Income

(Dollars in thousands)	Three Months Ended					Twelve Months Ended
	Dec 31, 2023	Sep 30, 2023	Jun 30, 2023	Mar 31, 2023	Dec 31, 2022	Dec 31, 2023	Dec 31, 2022
Gain on sales of loans, net	$1,860	$3,297	$4,646	$4,770	$1,003	$14,573	$15,803
Fees, net	2,010	2,376	2,859	1,806	1,849	9,051	10,371
Mortgage servicing income, net	2,722	1,860	2,266	1,941	2,318	8,789	9,620
Total mortgage banking income	$6,592	$7,533	$9,771	$8,517	$5,170	$32,413	$35,794

Balance Sheet

(Dollars in thousands)	As of
	Dec 31, 2023	Sep 30, 2023	Jun 30, 2023	Mar 31, 2023	Dec 31, 2022
Assets
Cash and cash equivalents	$801,351	$741,156	$946,899	$847,697	$575,992
Securities held to maturity, at amortized cost	1,221,464	1,245,595	1,273,044	1,300,240	1,324,040
Securities available for sale, at fair value	923,279	909,108	950,930	1,507,907	1,533,942
Loans held for sale, at fair value	179,756	241,613	249,615	159,318	110,105
Loans held for investment	12,351,230	12,168,023	11,930,516	11,766,425	11,578,304
Allowance for credit losses on loans	(198,578)	(197,773)	(194,391)	(195,292)	(192,090)
Loans, net	12,152,652	11,970,250	11,736,125	11,571,133	11,386,214
Premises and equipment, net	283,195	284,368	285,952	287,006	283,595
Other real estate owned	9,622	9,258	5,120	4,818	1,763
Goodwill and other intangibles	1,010,460	1,011,735	1,013,046	1,014,415	1,015,884
Bank-owned life insurance	382,584	379,945	377,649	375,572	373,808
Mortgage servicing rights	91,688	90,241	87,432	85,039	84,448
Other assets	304,484	298,352	298,530	320,938	298,385
Total assets	$17,360,535	$17,181,621	$17,224,342	$17,474,083	$16,988,176

Liabilities and Shareholders’ Equity
Liabilities
Deposits:
Noninterest-bearing	$3,583,675	$3,734,197	$3,878,953	$4,244,877	$4,558,756
Interest-bearing	10,493,110	10,422,913	10,216,408	9,667,142	8,928,210
Total deposits	14,076,785	14,157,110	14,095,361	13,912,019	13,486,966
Short-term borrowings	307,577	107,662	257,305	732,057	712,232
Long-term debt	429,400	427,399	429,630	431,111	428,133
Other liabilities	249,390	256,127	233,418	211,596	224,829
Total liabilities	15,063,152	14,948,298	15,015,714	15,286,783	14,852,160

Shareholders’ equity:
Common stock	296,483	296,483	296,483	296,483	296,483
Treasury stock	(105,249)	(105,300)	(105,589)	(107,559)	(111,577)
Additional paid-in capital	1,308,281	1,304,891	1,301,883	1,299,458	1,302,422
Retained earnings	952,124	936,573	907,312	891,242	857,725
Accumulated other comprehensive loss	(154,256)	(199,324)	(191,461)	(192,324)	(209,037)
Total shareholders’ equity	2,297,383	2,233,323	2,208,628	2,187,300	2,136,016
Total liabilities and shareholders’ equity	$17,360,535	$17,181,621	$17,224,342	$17,474,083	$16,988,176

Net Interest Income and Net Interest Margin

(Dollars in thousands)	Three Months Ended
	December 31, 2023			September 30, 2023			December 31, 2022
	Average Balance	Interest Income/ Expense	Yield/ Rate	Average Balance	Interest Income/ Expense	Yield/ Rate	Average Balance	Interest Income/ Expense	Yield/ Rate
Interest-earning assets:
Loans held for investment	$12,249,429	$190,857	6.18%	$12,030,109	$183,521	6.06%	$11,282,422	$147,519	5.19%
Loans held for sale	199,510	3,329	6.68%	227,982	3,751	6.58%	117,082	1,688	5.77%
Taxable securities	2,050,175	9,490	1.85%	2,097,285	9,459	1.80%	2,657,248	13,174	1.98%
Tax-exempt securities(1)	282,698	1,558	2.20%	285,588	1,566	2.19%	447,287	2,637	2.36%
Total securities	2,332,873	11,048	1.89%	2,382,873	11,025	1.85%	3,104,535	15,811	2.04%
Interest-bearing balances with banks	552,301	7,839	5.63%	729,049	10,128	5.51%	269,975	2,777	4.08%
Total interest-earning assets	15,334,113	213,073	5.52%	15,370,013	208,425	5.39%	14,774,014	167,795	4.51%
Cash and due from banks	180,609			180,708			201,369
Intangible assets	1,011,130			1,012,460			967,005
Other assets	669,988			672,232			635,452
Total assets	$17,195,840			$17,235,413			$16,577,840
Interest-bearing liabilities:
Interest-bearing demand(2)	$6,721,053	$47,783	2.82%	$6,520,145	$41,464	2.52%	$6,018,679	$12,534	0.83%
Savings deposits	888,692	765	0.34%	942,619	793	0.33%	1,093,997	582	0.21%
Brokered deposits	632,704	8,594	5.39%	947,388	12,732	5.33%	93,764	1,047	4.43%
Time deposits	2,185,737	20,026	3.63%	2,002,505	15,917	3.15%	1,324,042	3,149	0.94%
Total interest-bearing deposits	10,428,186	77,168	2.94%	10,412,657	70,906	2.70%	8,530,482	17,312	0.81%
Borrowed funds	543,344	7,310	5.37%	545,105	7,388	5.40%	893,705	9,918	4.42%
Total interest-bearing liabilities	10,971,530	84,478	3.06%	10,957,762	78,294	2.84%	9,424,187	27,230	1.15%
Noninterest-bearing deposits	3,703,050			3,800,160			4,805,014
Other liabilities	260,235			245,886			209,544
Shareholders’ equity	2,261,025			2,231,605			2,139,095
Total liabilities and shareholders’ equity	$17,195,840			$17,235,413			$16,577,840
Net interest income/ net interest margin		$128,595	3.33%		$130,131	3.36%		$140,565	3.78%
Cost of funding			2.28%			2.11%			0.76%
Cost of total deposits			2.17%			1.98%			0.52%
(1) U.S. Government and some U.S. Government Agency securities are tax-exempt in the states in which the Company operates.
(2) Interest-bearing demand deposits include interest-bearing transactional accounts and money market deposits.

Net Interest Income and Net Interest Margin, continued

(Dollars in thousands)	Twelve Months Ended
	December 31, 2023			December 31, 2022
	Average Balance	Interest Income/ Expense	Yield/ Rate	Average Balance	Interest Income/ Expense	Yield/ Rate
Interest-earning assets:
Loans held for investment	$11,963,141	$713,897	5.97%	$10,677,995	$476,746	4.46%
Loans held for sale	181,253	11,807	6.51%	203,981	9,212	4.52%
Taxable securities(1)	2,313,874	44,619	1.93%	2,654,621	44,750	1.69%
Tax-exempt securities	332,749	7,634	2.29%	446,895	10,655	2.38%
Total securities	2,646,623	52,253	1.97%	3,101,516	55,405	1.79%
Interest-bearing balances with banks	568,155	30,375	5.35%	846,768	8,853	1.05%
Total interest-earning assets	15,359,172	808,332	5.26%	14,830,260	550,216	3.71%
Cash and due from banks	187,127			201,419
Intangible assets	1,012,239			967,018
Other assets	673,345			639,155
Total assets	$17,231,883			$16,637,852
Interest-bearing liabilities:
Interest-bearing demand(2)	$6,357,753	$138,730	2.18%	$6,420,905	$25,840	0.40%
Savings deposits	971,522	3,197	0.33%	1,116,013	1,023	0.09%
Brokered deposits	697,699	36,039	5.17%	23,634	1,047	4.43%
Time deposits	1,874,224	54,365	2.90%	1,310,398	7,298	0.56%
Total interest-bearing deposits	9,901,198	232,331	2.35%	8,870,950	35,208	0.40%
Borrowed funds	890,765	45,661	5.13%	624,887	25,304	4.05%
Total interest-bearing liabilities	10,791,963	277,992	2.58%	9,495,837	60,512	0.64%
Noninterest-bearing deposits	3,979,951			4,760,432
Other liabilities	235,463			196,980
Shareholders’ equity	2,224,506			2,184,603
Total liabilities and shareholders’ equity	$17,231,883			$16,637,852
Net interest income/ net interest margin		$530,340	3.45%		$489,704	3.30%
Cost of funding			1.88%			0.42%
Cost of total deposits			1.67%			0.26%
(1) U.S. Government and some U.S. Government Agency securities are tax-exempt in the states in which the Company operates.
(2) Interest-bearing demand deposits include interest-bearing transactional accounts and money market deposits.

Supplemental Margin Information

(Dollars in thousands)	Three Months Ended			Twelve Months Ended
	Dec 31, 2023	Sep 30, 2023	Dec 31, 2022	Dec 31, 2023	Dec 31, 2022
Earning asset mix:
Loans held for investment	79.88%	78.27%	76.36%	77.89%	72.00%
Loans held for sale	1.30	1.48	0.79	1.18	1.38
Securities	15.21	15.50	21.01	17.23	20.91
Interest-bearing balances with banks	3.61	4.75	1.84	3.70	5.71
Total	100.00%	100.00%	100.00%	100.00%	100.00%

Funding sources mix:
Noninterest-bearing demand	25.23%	25.75%	33.77%	26.94%	33.39%
Interest-bearing demand	45.80	44.18	42.30	43.04	45.04
Savings	6.06	6.39	7.69	6.58	7.83
Brokered deposits	4.31	6.42	0.66	4.72	0.17
Time deposits	14.89	13.57	9.31	12.69	9.19
Borrowed funds	3.71	3.69	6.27	6.03	4.38
Total	100.00%	100.00%	100.00%	100.00%	100.00%

Net interest income collected on problem loans	$283	$(820)	$161	$219	$2,949
Total accretion on purchased loans	1,117	1,290	625	4,166	5,198
Total impact on net interest income	$1,400	$470	$786	$4,385	$8,147
Impact on net interest margin	0.04%	0.01%	0.02%	0.03%	0.05%
Impact on loan yield	0.05%	0.02%	0.03%	0.04%	0.08%

Loan Portfolio

(Dollars in thousands)	As of
	Dec 31, 2023	Sep 30, 2023	Jun 30, 2023	Mar 31, 2023	Dec 31, 2022
Loan Portfolio:
Commercial, financial, agricultural	$1,871,821	$1,819,891	$1,729,070	$1,740,778	$1,673,883
Lease financing	116,020	120,724	122,370	121,146	115,013
Real estate - construction	1,333,397	1,407,364	1,369,019	1,424,352	1,330,337
Real estate - 1-4 family mortgages	3,439,919	3,398,876	3,348,654	3,278,980	3,216,263
Real estate - commercial mortgages	5,486,550	5,313,166	5,252,479	5,085,813	5,118,063
Installment loans to individuals	103,523	108,002	108,924	115,356	124,745
Total loans	$12,351,230	$12,168,023	$11,930,516	$11,766,425	$11,578,304

Credit Quality and Allowance for Credit Losses on Loans

(Dollars in thousands)	As of
	Dec 31, 2023	Sep 30, 2023	Jun 30, 2023	Mar 31, 2023	Dec 31, 2022
Nonperforming Assets:
Nonaccruing loans	$68,816	$69,541	$55,439	$56,626	$56,545
Loans 90 days or more past due	554	532	36,321	18,664	331
Total nonperforming loans	69,370	70,073	91,760	75,290	56,876
Other real estate owned	9,622	9,258	5,120	4,818	1,763
Total nonperforming assets	$78,992	$79,331	$96,880	$80,108	$58,639

Criticized Loans
Classified loans	$166,893	$186,052	$219,674	$222,701	$200,249
Special Mention loans	99,699	89,858	56,616	64,832	86,172
Criticized loans(1)	$266,592	$275,910	$276,290	$287,533	$286,421

Allowance for credit losses on loans	$198,578	$197,773	$194,391	$195,292	$192,090
Net loan charge-offs	$1,713	$1,933	$3,901	$4,732	$2,566
Annualized net loan charge-offs / average loans	0.06%	0.06%	0.13%	0.16%	0.09%
Nonperforming loans / total loans	0.56	0.58	0.77	0.64	0.49
Nonperforming assets / total assets	0.46	0.46	0.56	0.46	0.35
Allowance for credit losses on loans / total loans	1.61	1.63	1.63	1.66	1.66
Allowance for credit losses on loans / nonperforming loans	286.26	282.24	211.85	259.39	337.73
Criticized loans / total loans	2.16	2.27	2.32	2.44	2.47
(1) Criticized loans include loans in risk rating classifications of classified and special mention.

CONFERENCE CALL INFORMATION:
A live audio webcast of a conference call with analysts will be available beginning at 10:00 AM Eastern Time (9:00 AM Central Time) on Wednesday, January 24, 2024.

The webcast is accessible through Renasant’s investor relations website at www.renasant.com or https://event.choruscall.com/mediaframe/webcast.html?webcastid=1DnpBQmV. To access the conference via telephone, dial 1-877-513-1143 in the United States and request the Renasant Corporation 2023 Fourth Quarter Earnings Webcast and Conference Call. International participants should dial 1-412-902-4145 to access the conference call.

The webcast will be archived on www.renasant.com after the call and will remain accessible for one year. A replay can be accessed via telephone by dialing 1-877-344-7529 in the United States and entering conference number 1831497 or by dialing 1-412-317-0088 internationally and entering the same conference number. Telephone replay access is available until February 7, 2024.

ABOUT RENASANT CORPORATION:
Renasant Corporation is the parent of Renasant Bank, a 119-year-old financial services institution. Renasant has assets of approximately $17.4 billion and operates 195 banking, lending, mortgage, wealth management and insurance offices throughout the Southeast as well as offering factoring and asset-based lending on a nationwide basis.

CAUTIONARY NOTE REGARDING FORWARD-LOOKING STATEMENTS:
This press release may contain, or incorporate by reference, statements about Renasant Corporation that constitute “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Statements preceded by, followed by or that otherwise include the words “believes,” “expects,” “projects,” “anticipates,” “intends,” “estimates,” “plans,” “potential,” “focus,” “possible,” “may increase,” “may fluctuate,” “will likely result,” and similar expressions, or future or conditional verbs such as “will,” “should,” “would” and “could,” are generally forward-looking in nature and not historical facts. Forward-looking statements include information about the Company’s future financial performance, business strategy, projected plans and objectives and are based on the current beliefs and expectations of management. The Company’s management believes these forward-looking statements are reasonable, but they are all inherently subject to significant business, economic and competitive risks and uncertainties, many of which are beyond the Company’s control. In addition, these forward-looking statements are subject to assumptions with respect to future business strategies and decisions that are subject to change. Actual results may differ from those indicated or implied in the forward-looking statements, and such differences may be material. Prospective investors are cautioned that any forward-looking statements are not guarantees of future performance and involve risks and uncertainties and, accordingly, investors should not place undue reliance on these forward-looking statements, which speak only as of the date they are made.

Important factors currently known to management that could cause our actual results to differ materially from those in forward-looking statements include the following: (i) the Company’s ability to efficiently integrate acquisitions into its operations, retain the customers of these businesses, grow the acquired operations and realize the cost savings expected from an acquisition to the extent and in the timeframe anticipated by management; (ii) the effect of economic conditions and interest rates on a national, regional or international basis; (iii) timing and success of the implementation of changes in operations to achieve enhanced earnings or effect cost savings; (iv) competitive pressures in the consumer finance, commercial finance, insurance, financial services, asset management, retail banking, factoring and mortgage lending and auto lending industries; (v) the financial resources of, and products available from, competitors; (vi) changes in laws and regulations as well as changes in accounting standards; (vii) changes in policy by regulatory agencies; (viii) changes in the securities and foreign exchange markets; (ix) the Company’s potential growth, including its entrance or expansion into new markets, and the need for sufficient capital to support that growth; (x) changes in the quality or composition of the Company’s loan or investment portfolios, including adverse developments in borrower industries or in repayment ability of individual borrowers or issuers of investment securities, or the impact of interest rates on the value of our investment securities portfolio; (xi) an insufficient allowance for credit losses as a result of inaccurate assumptions; (xii) changes in the sources and costs of the capital we use to make loans and otherwise fund our operations, due to deposit outflows, changes in the mix of deposits and the cost and availability of borrowings; (xiii) general economic, market or business conditions, including the impact of inflation; (xiv) changes in demand for loan products and financial services; (xv) concentration of deposit and credit exposure; (xvi) changes or the lack of changes in interest rates, yield curves and interest rate spread relationships; (xvii) increased cybersecurity risk, including potential network breaches, business disruptions or financial losses; (xviii) civil unrest, natural disasters, epidemics and other catastrophic events in the

Company’s geographic area; (xix) the impact, extent and timing of technological changes; and (xx) other circumstances, many of which are beyond management’s control.

Management believes that the assumptions underlying the Company’s forward-looking statements are reasonable, but any of the assumptions could prove to be inaccurate. Investors are urged to carefully consider the risks described in the Company’s filings with the Securities and Exchange Commission (the “SEC”) from time to time, including its most recent Annual Report on Form 10-K and subsequent Quarterly Reports on Form 10-Q, which are available at www.renasant.com and the SEC’s website at www.sec.gov.

The Company undertakes no obligation, and specifically disclaims any obligation, to update or revise forward-looking statements, whether as a result of new information or to reflect changed assumptions, the occurrence of unanticipated events or changes to future operating results over time, except as required by federal securities laws.

NON-GAAP FINANCIAL MEASURES:
In addition to results presented in accordance with generally accepted accounting principles in the United States of America (“GAAP”), this press release and the presentation slides furnished to the SEC on the same Form 8-K as this release contain non-GAAP financial measures, including, without limitation, (i) adjusted loan yield, (ii) adjusted net interest income and margin, (iii) pre-provision net revenue (including on an as-adjusted basis), (iv) adjusted net income, (v) adjusted diluted earnings per share, (vi) tangible book value per share, (vii) the tangible common equity ratio, (viii) certain performance ratios (namely, the ratio of pre-provision net revenue to average assets, the adjusted return on average assets and on average equity, and the return on average tangible assets and on average tangible common equity (including each of the foregoing on an as-adjusted basis)), and (ix) the adjusted efficiency ratio.

These non-GAAP financial measures adjust GAAP financial measures to exclude intangible assets, including related amortization, and/or certain gains or charges (such as, for the fourth quarter of 2023, the gain on extinguishment of debt and the gain on the sale of mortgage servicing rights), with respect to which the Company is unable to accurately predict when these charges will be incurred or, when incurred, the amount thereof. Management uses these non-GAAP financial measures when evaluating capital utilization and adequacy. In addition, the Company believes that these non-GAAP financial measures facilitate the making of period-to-period comparisons and are meaningful indicators of its operating performance, particularly because these measures are widely used by industry analysts for companies with merger and acquisition activities. Also, because intangible assets such as goodwill and the core deposit intangible can vary extensively from company to company and, as to intangible assets, are excluded from the calculation of a financial institution’s regulatory capital, the Company believes that the presentation of this non-GAAP financial information allows readers to more easily compare the Company’s results to information provided in other regulatory reports and the results of other companies. Reconciliations of these non-GAAP financial measures to the most directly comparable GAAP financial measures are included in the tables below under the caption “Non-GAAP Reconciliations”.

None of the non-GAAP financial information that the Company has included in this release or the accompanying presentation slides are intended to be considered in isolation or as a substitute for any measure prepared in accordance with GAAP. Investors should note that, because there are no standardized definitions for the calculations as well as the results, the Company’s calculations may not be comparable to similarly titled measures presented by other companies. Also, there may be limits in the usefulness of these measures to investors. As a result, the Company encourages readers to consider its consolidated financial statements in their entirety and not to rely on any single financial measure.

Non-GAAP Reconciliations

(Dollars in thousands, except per share data)	Three Months Ended					Twelve Months Ended
	Dec 31, 2023	Sep 30, 2023	Jun 30, 2023	Mar 31, 2023	Dec 31, 2022	Dec 31, 2023	Dec 31, 2022
Adjusted Pre-Provision Net Revenue (“PPNR”)
Net income (GAAP)	$28,124	$41,833	$28,643	$46,078	$46,276	$144,678	$166,068
Income taxes	3,787	10,766	6,634	11,322	12,885	32,509	45,240
Provision for credit losses (including unfunded commitments)	2,518	4,615	2,000	6,460	10,671	15,593	23,871
Pre-provision net revenue (non-GAAP)	$34,429	$57,214	$37,277	$63,860	$69,832	$192,780	$235,179
Merger and conversion expense	—	—	—	—	1,100	—	1,787
Gain on extinguishment of debt	(620)	—	—	—	—	(620)	—
Gain on sale of MSR	(547)	—	—	—	—	(547)	(2,960)
Restructuring charges	—	—	—	—	—	—	732
Voluntary reimbursement of certain re-presentment NSF fees	—	—	—	—	1,255	—	1,255
Losses on security sales (including impairments)	19,352	—	22,438	—	—	41,790	—
Adjusted pre-provision net revenue (non-GAAP)	$52,614	$57,214	$59,715	$63,860	$72,187	$233,403	$235,993

Adjusted Net Income and Adjusted Tangible Net Income
Net income (GAAP)	$28,124	$41,833	$28,643	$46,078	$46,276	$144,678	$166,068
Amortization of intangibles	1,274	1,311	1,369	1,426	1,195	5,380	5,122
Tax effect of adjustments noted above(1)	(240)	(269)	(266)	(299)	(260)	(1,012)	(1,119)
Tangible net income (non-GAAP)	$29,158	$42,875	$29,746	$47,205	$47,211	$149,046	$170,071

Net income (GAAP)	$28,124	$41,833	$28,643	$46,078	$46,276	$144,678	$166,068
Merger and conversion expense	—	—	—	—	1,100	—	1,787
Gain on extinguishment of debt	(620)	—	—	—	—	(620)	—
Gain on sale of MSR	(547)	—	—	—	—	(547)	(2,960)
Restructuring charges	—	—	—	—	—	—	732
Initial provision for acquisitions	—	—	—	—	2,820	—	2,820
Voluntary reimbursement of certain re-presentment NSF fees	—	—	—	—	1,255	—	1,255
Losses on security sales (including impairments)	19,352	—	22,438	—	—	41,790	—
Tax effect of adjustments noted above(1)	(3,422)	—	(4,353)	—	(1,127)	(7,644)	(816)
Adjusted net income (non-GAAP)	$42,887	$41,833	$46,728	$46,078	$50,324	$177,657	$168,886
Amortization of intangibles	1,274	1,311	1,369	1,426	1,195	5,380	5,122
Tax effect of adjustments noted above(1)	(240)	(269)	(266)	(299)	(260)	(1,012)	(1,119)
Adjusted tangible net income (non-GAAP)	$43,921	$42,875	$47,831	$47,205	$51,259	$182,025	$172,889
Tangible Assets and Tangible Shareholders’ Equity
Average shareholders’ equity (GAAP)	$2,261,025	$2,231,605	$2,217,708	$2,186,794	$2,139,095	$2,224,506	$2,184,603
Average intangible assets	1,011,130	1,012,460	1,013,811	1,011,557	967,005	1,012,239	967,018
Average tangible shareholders’ equity (non-GAAP)	$1,249,895	$1,219,145	$1,203,897	$1,175,237	$1,172,090	$1,212,267	$1,217,585

Average assets (GAAP)	$17,195,840	$17,235,413	$17,337,924	$17,157,898	$16,577,840	$17,231,883	$16,637,852
Average intangible assets	1,011,130	1,012,460	1,013,811	1,011,557	967,005	1,012,239	967,018
Average tangible assets (non-GAAP)	$16,184,710	$16,222,953	$16,324,113	$16,146,341	$15,610,835	$16,219,644	$15,670,834

Shareholders’ equity (GAAP)	$2,297,383	$2,233,323	$2,208,628	$2,187,300	$2,136,016	$2,297,383	$2,136,016
Intangible assets	1,010,460	1,011,735	1,013,046	1,014,415	1,015,884	1,010,460	1,015,884
Tangible shareholders’ equity (non-GAAP)	$1,286,923	$1,221,588	$1,195,582	$1,172,885	$1,120,132	$1,286,923	$1,120,132

(Dollars in thousands, except per share data)	Three Months Ended					Twelve Months Ended
	Dec 31, 2023	Sep 30, 2023	Jun 30, 2023	Mar 31, 2023	Dec 31, 2022	Dec 31, 2023	Dec 31, 2022

Total assets (GAAP)	$17,360,535	$17,181,621	$17,224,342	$17,474,083	$16,988,176	$17,360,535	$16,988,176
Intangible assets	1,010,460	1,011,735	1,013,046	1,014,415	1,015,884	1,010,460	1,015,884
Total tangible assets (non-GAAP)	$16,350,075	$16,169,886	$16,211,296	$16,459,668	$15,972,292	$16,350,075	$15,972,292

Adjusted Performance Ratios
Return on average assets (GAAP)	0.65%	0.96%	0.66%	1.09%	1.11%	0.84%	1.00%
Adjusted return on average assets (non-GAAP)	0.99	0.96	1.08	1.09	1.20	1.03	1.02
Return on average tangible assets (non-GAAP)	0.71	1.05	0.73	1.19	1.20	0.92	1.09
Pre-provision net revenue to average assets (non-GAAP)	0.79	1.32	0.86	1.51	1.67	1.12	1.41
Adjusted pre-provision net revenue to average assets (non-GAAP)	1.21	1.32	1.38	1.51	1.73	1.35	1.42
Adjusted return on average tangible assets (non-GAAP)	1.08	1.05	1.18	1.19	1.30	1.12	1.10
Return on average equity (GAAP)	4.93	7.44	5.18	8.55	8.58	6.50	7.60
Adjusted return on average equity (non-GAAP)	7.53	7.44	8.45	8.55	9.33	7.99	7.73
Return on average tangible equity (non-GAAP)	9.26	13.95	9.91	16.29	15.98	12.29	13.97
Adjusted return on average tangible equity (non-GAAP)	13.94	13.95	15.94	16.29	17.35	15.02	14.20

Adjusted Diluted Earnings Per Share
Average diluted shares outstanding	56,611,217	56,523,887	56,395,653	56,270,219	56,335,446	56,448,163	56,214,230

Diluted earnings per share (GAAP)	$0.50	$0.74	$0.51	$0.82	$0.82	$2.56	$2.95
Adjusted diluted earnings per share (non-GAAP)	$0.76	$0.74	$0.83	$0.82	$0.89	$3.15	$3.00

Tangible Book Value Per Share
Shares outstanding	56,142,207	56,140,713	56,132,478	56,073,658	55,953,104	56,142,207	55,953,104

Book value per share (GAAP)	$40.92	$39.78	$39.35	$39.01	$38.18	$40.92	$38.18
Tangible book value per share (non-GAAP)	$22.92	$21.76	$21.30	$20.92	$20.02	$22.92	$20.02

Tangible Common Equity Ratio
Shareholders’ equity to assets (GAAP)	13.23%	13.00%	12.82%	12.52%	12.57%	13.23%	12.57%
Tangible common equity ratio (non-GAAP)	7.87%	7.55%	7.37%	7.13%	7.01%	7.87%	7.01%
Adjusted Efficiency Ratio
Net interest income (FTE) (GAAP)	$128,595	$130,131	$133,085	$138,529	$140,565	$530,340	$489,704

Total noninterest income (GAAP)	$20,356	$38,200	$17,226	$37,293	$33,395	$113,075	$149,253
Gain on sale of MSR	547	—	—	—	—	547	2,960
Gain on extinguishment of debt	620	—	—	—	—	620	—
Losses on security sales (including impairments)	(19,352)	—	(22,438)	—	—	(41,790)	—
Total adjusted noninterest income (non-GAAP)	$38,541	$38,200	$39,664	$37,293	$33,395	$153,698	$146,293

(Dollars in thousands, except per share data)	Three Months Ended					Twelve Months Ended
	Dec 31, 2023	Sep 30, 2023	Jun 30, 2023	Mar 31, 2023	Dec 31, 2022	Dec 31, 2023	Dec 31, 2022
Noninterest expense (GAAP)	$111,880	$108,369	$110,165	$109,208	$101,399	$439,622	$395,372
Amortization of intangibles	1,274	1,311	1,369	1,426	1,195	5,380	5,122
Merger and conversion expense	—	—	—	—	1,100	—	1,787
Restructuring charges	—	—	—	—	—	—	732
Voluntary reimbursement of certain re-presentment NSF fees	—	—	—	—	1,255	—	1,255
Total adjusted noninterest expense (non-GAAP)	$110,606	$107,058	$108,796	$107,782	$97,849	$434,242	$386,476

Efficiency ratio (GAAP)	75.11%	64.38%	73.29%	62.11%	58.29%	68.33%	61.88%
Adjusted efficiency ratio (non-GAAP)	66.18%	63.60%	62.98%	61.30%	56.25%	63.48%	60.77%

Adjusted Net Interest Income and Adjusted Net Interest Margin
Net interest income (FTE) (GAAP)	$128,595	$130,131	$133,085	$138,529	$140,565	$530,340	$489,704
Net interest income collected on problem loans	283	(820)	364	392	161	219	2,949
Accretion recognized on purchased loans	1,117	1,290	874	885	625	4,166	5,198
Adjustments to net interest income	$1,400	$470	$1,238	$1,277	$786	$4,385	$8,147
Adjusted net interest income (FTE) (non-GAAP)	$127,195	$129,661	$131,847	$137,252	$139,779	$525,955	$481,557

Net interest margin (GAAP)	3.33%	3.36%	3.45%	3.66%	3.78%	3.45%	3.30%
Adjusted net interest margin (non-GAAP)	3.29%	3.35%	3.43%	3.63%	3.76%	3.42%	3.25%

Adjusted Loan Yield
Loan interest income (FTE) (GAAP)	$190,857	$183,521	$175,549	$163,970	$147,519	$713,897	$476,746
Net interest income collected on problem loans	283	(820)	364	392	161	219	2,949
Accretion recognized on purchased loans	1,117	1,290	874	885	625	4,166	5,198
Adjusted loan interest income (FTE) (non-GAAP)	$189,457	$183,051	$174,311	$162,693	$146,733	$709,512	$468,599

Loan yield (GAAP)	6.18%	6.06%	5.93%	5.68%	5.19%	5.97%	4.46%
Adjusted loan yield (non-GAAP)	6.14%	6.04%	5.89%	5.64%	5.16%	5.93%	4.39%
(1) Tax effect is calculated based on the respective periods’ year-to-date effective tax rate excluding the impact of discrete items.

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